-----------------------------------------------------------------------------



                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                          ---------------------------

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                          ---------------------------


       Date of Report (Date of earliest event reported): October 4, 2001


                                 AMTRAN, INC.
            (Exact name of registrant as specified in its charter)


                          ---------------------------



           INDIANA                   000-21642                 35-1617970
(State or other jurisdiction  (Commission File Number)      (I.R.S. Employer
      of incorporation)                                  Identification Number)

                          ---------------------------




                          7337 West Washington Street
                             Indianapolis, Indiana
                                     46231
              (Address of principal executive offices) (Zip code)



      Registrant's telephone number, including area code: (317) 247-4000

                                      N/A

         (Former name or former address, if changed since last report)



-----------------------------------------------------------------------------

ITEM 5.       OTHER EVENTS

            On October 4, 2001, Amtran, Inc., an Indiana corporation ("Amtran"), announced that it had entered into a Termination Agreement dated as of such date (the "Termination Agreement") with INDUS Acquisition Company, an Indiana corporation ("INDUS"), terminating the Agreement and Plan of Merger dated as of June 18, 2001, between INDUS and Amtran.

            Attached hereto, and incorporated herein by reference in their entirety, as Exhibit 99.1 and Exhibit 99.2 are copies of the Termination Agreement and a press release announcing the execution of the Termination Agreement.



ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits.

        99.1 Termination Agreement dated as of October 4, 2001, between INDUS Acquisition Company and Amtran, Inc.

        99.2    Press Release dated October 4, 2001.

                                  SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       AMTRAN, INC.


Date: October 4, 2001                  By: /s/  Kenneth K. Wolff
                                          ---------------------------------
                                       Name:  Kenneth K. Wolff
                                       Title: Executive Vice President & CFO

                                 EXHIBIT INDEX


Exhibit No.           Description of the Exhibit
-----------           --------------------------

99.1 Termination Agreement dated as of October 4, 2001, between INDUS Acquisition Company and Amtran, Inc.

99.2    Press Release dated October 4, 2001.